                                AMENDMENT NO. 10

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Corporate Investor VUL, Form No. 99301 and AIG Income Advantage VUL, Form No. 07704.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                         SEPARATE ACCOUNTS UTILIZING      POLICIES/CONTRACTS FUNDED BY THE SEPARATE
FUNDS AVAILABLE UNDER THE POLICIES         SOME OR ALL OF THE FUNDS                        ACCOUNTS
----------------------------------     -------------------------------   -------------------------------------------
AIM V.I. International Growth Fund     American General Life Insurance   Platinum Investor I
AIM V.I. Core Equity Fund              Company Separate Account VL-R     Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into   Established: May 1, 1997          Insurance Policy
AIM V.I. Core Equity)                                                    Policy Form No. 97600

                                                                         Platinum Investor II
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 97610

                                                                         Corporate America
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99301

                                                                         Platinum Investor Survivor Last Survivor
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No.  99206

                                                                         Platinum Investor Survivor II Last Survivor
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No.  01206

                                                                         Platinum Investor III
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No.  00600

                                                                         Platinum Investor PLUS Flexible
                                                                         Premium Variable Life Insurance
                                                                         Policy
                                                                         Policy Form No. 02600

                                                                         Platinum Investor FlexDirector
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 03601

AIM V.I. International Growth Fund     American General Life Insurance   Platinum Investor IV
AIM V.I. Core Equity Fund              Company Separate Account VL-R     Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into   Established: May 1, 1997          Insurance Policy
AIM V.I. Core Equity)                  (continued)                       Policy Form No. 04604
(continued)
                                                                         Legacy Plus
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 98615

AIM V.I. International Growth Fund                                       Platinum Investor VIP
                                                                         Flexible Premium Variable Universal
                                                                         Life Insurance Policy
                                                                         Policy Form No. 05604

                                                                         AIG Corporate Investor VUL
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99301

                                                                         AG Legacy Plus
                                                                         Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 99616

AIM V.I. Global Real Estate Fund                                         AIG Income Advantage VUL
AIM V.I. International Growth Fund                                       Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         SEC Registration No. 333-144594
                                                                         Policy  Form No. 07704 (Still  need to
                                                                         confirm with counsel)

AIM V.I. Capital Appreciation Fund                                       The One VUL Solution
AIM V.I. Government Securities Fund                                      Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                 Insurance Policy
AIM V.I. International Growth Fund                                       Policy Form No. 99615

AIM V.I. International Growth Fund     American General Life Insurance   Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund              Company Separate Account D        Policy Form No. 98020
(AIM V.I. Premier Equity merged into   Established: November 19, 1973
AIM V.I. Core Equity)                                                    Platinum Investor Immediate Variable
                                                                         Annuity
                                                                         Policy Form No. 03017

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE B

     -    AIM VARIABLE INSURANCE FUNDS

          AIM V.I. Capital Appreciation Fund
          AIM V.I. Core Equity Fund
          AIM V.I. Global Real Estate Fund
          AIM V.I. Government Securities Fund
          AIM V.I. High Yield Fund
          AIM V.I. International Growth Fund

     -    AIM LOGO GRAPHIC STANDARDS

(AIM INVESTMENTS(R) LOGO)   LOGO COLORS

                            ONE COLOR - both the box and the word Investments print black with a white Chevron and White AIM inside the box.

(AIM INVESTMENTS(R) LOGO)   TWO COLORS - in printed versions of the logo, the
                            preferred usage is always two color reproduction.
                            The box prints in PMS 356 Green with Chevron and AIM
                            white and with the word Investments printing Black.

                            FOUR COLOR PROCESS - the box prints Cyan 100%,
                            Magenta 0%, Yellow 100%, Black 20% to simulate PMS
                            356 Green. The word Investments prints solid black.

Effective Date: August 31, 2007


                                        AIM VARIABLE INSURANCE FUNDS


Attest:/s/ P. Michelle Grace            By: /s/ Carolyn Gibbs
       ------------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Carolyn Gibbs
Title: Assistant Secretary              Title: Assistant Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ John S. Cooper
       ------------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: John S. Cooper
Title: Assistant Secretary              Title: Executive Vice President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
       ------------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: Executive Vice President

(SEAL)


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
       ------------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)